November 7, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Liberty Funds Trust I
         Liberty Strategic Income Fund
         File Nos. 811-2214 & 2-41251

Dear Sir/Madam:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is the form of Prospectus Supplement for the Fund dated November 7, 2000 now being used in connection with the public offering and sale of shares of the Fund.

Sincerely,

COLONIAL TRUST I
/s/Vincent Pietropaolo
Vincent Pietropaolo
Assistant Secratary

Enclosures

cc:     Blue Sky
        J. DiMaria
        C. Ericson




                         COLONIAL STRATEGIC INCOME FUND

                   Class A, B, C, J and Z Shares Supplement to
                         Prospectuses dated May 1, 2000
        (Replacing Supplements dated August 15, 2000 and August 21, 2000)


Effective July 14, 2000, the Fund changed its name to "Liberty Strategic Income Fund."

Effective September 19, 2000, Laura A. Ostrander began co-managing the Fund.

All of the Fund's Prospectuses are amended to add the following paragraph after the first paragraph under the sub-caption, Portfolio Manager under the caption THE FUND.

Laura A. Ostrander, a senior vice president of Colonial Management Associates, Inc. (Colonial), has co-managed the Fund since September, 2000 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

All the Fund's Prospectuses are amended as follows:

Under the caption PRIMARY INVESTMENT STRATEGIES the four bullet points regarding the Fund's investment in lower rated corporate debt securities are revised as follows:

o BB through C by Standard & Poor's Corporation o Ba through D by Moody's Investors Service, Inc.
o        a comparable rating by another nationally recognized rating service, or
o the security is unrated and the advisor believes it to be comparable in quality to securities having such ratings as noted above.

Effective August 1, 2000, the Class A contingent deferred sales charge (CDSC) and the commission schedule on purchases over $1 million changed as follows:

In the Class A, B and C share prospectus, the footnote to the table "Class A Sales Charges" under the sub-caption SALES CHARGES under the caption YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

In the Class A, B, and C share Prospectus the following replaces the table called "Purchases Over $1 Million" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                                   Commission %
First $3 million                                       1.00
$3 million to less than $5 million                     0.80
$5 million to less than $25 million                    0.50
$25 million or more                                   0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.


In the Class A, B and C share prospectus, the Annual Fund Operating Expenses table and the Example Expenses table under the section YOUR EXPENSES are revised in their entirety as follows:




Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class A      Class B      Class C
Management fee (%)                                   0.62         0.62        0.62
------------------------------------------------ ------------- ----------- ------------
------------------------------------------------ ------------- ----------- ------------
Distribution and service (12b-1) fees (*) (%)        0.24         0.99        0.99(**)
------------------------------------------------ ------------- ----------- ------------
------------------------------------------------ ------------- ----------- ------------
Other expenses (%)                                   0.33         0.33        0.33
------------------------------------------------ ------------- ----------- ------------
Total annual fund operating expenses (%)             1.19         1.94        1.94(**)

  Example Expenses (your actual costs may be higher or lower)

Class                                1 Year       3 Years      5 Years     10 Years
Class A                               $591         $836        $1,100       $1,854
---------------------------------- ------------ ------------ ------------ ------------
Class B:                              $197         $610        $1,049       $2,074
   did not sell your shares
   sold all your shares at the
   end of the period                  $697         $910        $1,249       $2,074
---------------------------------- ------------ ------------ ------------ ------------
Class C:                              $197         $610        $1,049       $2,268
   did not sell your shares
   sold all your shares at the
   end of the period                  $297         $610        $1,049       $2,268



In the Class A, B and C share prospectus, the caption DISTRIBUTION AND SERVICE FEES is revised in its entirety as follows:


Distribution and Service Fees
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to January 1, 1993 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended December 31, 1999, the service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees may reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account; Sales Charges" in the Prospectus for the conversion schedule applicable to Class B shares.



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716-36/247D-1000                                               November 7, 2000